20 0960

STATE OF MINNESOTA

DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

Whereas, Articles of Incorporation, duly signed and acknowledged under oath, have been filed for record in the office of the Secretary of State, on the --10th-- day of September, A. D. 19 75 for the incorporation of

Vicom, Incorporated

under and in accordance with the provisions of the Minnesota Business Corporation Act, Minnesota Statutes, Chapter 301;

Now, Therefore, I, Joan Anderson Growe, Secretary of State of the State of Minnesota, by virtue of the powers and duties vested in me by law, do hereby certify that the said Vicom, Incorporated

is a legally organized Corporation under the laws of this State.

Witness my official signature hereunto subscribed and the Great Seal of the State of Minnesota hereunto affixed this --tenth-- day of September in the year of our Lord one thousand nine hundred and seventy-five

Joan Anderson Growe
Secretary of State.

F-

VIII

The names and post office addresses of the first Directors are as follows:

Douglas D. Sauce
3501 Lyndale Avenue South
Minneapolis, Minnesota 55408

Sherman Bell
3501 Lyndale Avenue South
Minneapolis, Minnesota 55408

The term of office of each Director shall be for one year, or until his successor has been elected at the first annual shareholders' meeting.

IX

The Board of Directors may from time to time by vote of a majority of its members, make, alter, amend or rescind all or any of the By-Laws of this corporation subject to the power of the shareholders to change or repeal such By-Laws. In furtherance, but not in limitation, of the powers conferred by statute, the Board of Directors of this corporation shall have authority:

(a) To issue the shares of the corporation to the full amount or number of shares authorized, in such portions and for such considerations as from time to time may be determined by the Board.

(b) To fix the terms and conditions of rights to convert any of its securities into shares of any class or classes and of options to purchase or subscribe for shares of any class or classes.

(c) To authorize the issuance of such conversion rights or options.

B-44, 810

X

The holders of the majority of the outstanding shares of this corporation shall have authority and powers:

(a) To authorize the Board of Directors to sell, lease, exchange or otherwise dispose of all or substantially all of the corporation's property and assets, including its goodwill, on such terms and conditions and for such consideration which may be money, shares, bonds or other instruments for the payment of money, or other property as its Board of Directors deems expedient.

(b) To authorize the Board of Directors to adopt or reject a plan of consolidation, merger or liquidation.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of September, 1975.

Richard W. Huffman

STATE OF MINNESOTA)
) ss
COUNTY OF HENNEPIN)

On this 8th day of September, 1975, before me, a Notary Public within and for said County, personally appeared Richard W. Huffman, to me known to be the person named as incorporator and who executed the foregoing Articles of Incorporation, and he acknowledged that the facts stated therein are true and that he executed the same as his free act and deed for the uses and purposes therein expressed.

Patricia L. Erickson
Notary Public

PATRICIA L. ERICKSON
NOTARY PUBLIC — MINNESOTA
HENNEPIN COUNTY
My Commission Expires Nov. 28, 1977

20-960

ARTICLES OF INCORPORATION B-44,807

OF

VICOM, INCORPORATED

I, the undersigned incorporator, of full age, for the purpose of forming a corporation under and pursuant to the provisions of Chapter 301, Minnesota Statutes, known as the Minnesota Business Corporation Act, and the laws amendatory thereof, and supplementary thereto, do hereby associate myself as a body corporate and do hereby adopt the following Articles of Incorporation.

I

The name of this corporation shall be VICOM, INCORPORATED.

II

This corporation shall have general business purposes and in conjunction therewith shall have unlimited power to engage in, carry on, and transact any and all lawful businesses and enterprises which corporations are now or hereafter authorized to do by law. Without limiting the generality of the foregoing, this corporation shall have the following specific powers:

(a) To enter into one or more partnership or joint venture agreements with any person, firm or corporation;

(b) To become surety for or guarantee the performance of any contract, note, lease or obligation of any kind of any person, firm or corporation;

B-44,808

(c) To acquire, hold, pledge, mortgage, hypothecate, sell or otherwise dispose of the shares, bonds, securities, notes, and other evidences of indebtedness of any person, firm or corporation.

III

The period of duration of this corporation shall be perpetual.

IV

The location and post office address of the registered office of this corporation in Minnesota is 3501 Lyndale Avenue South, Minneapolis, Minnesota 55408.

V

The total authorized number of shares which the corporation shall have authority to issue is Twenty-Five Thousand (25,000) common shares, each share having a par value of One Dollar ($1.00), amounting in the aggregate to Twenty-Five Thousand Dollars ($25,000.00). The Board of Directors shall have authority to accept and reject subscriptions for and to allot shares. Voting by shareholders shall not be cumulative.

VI

The minimum amount of stated capital with which the corporation shall begin business shall be One Thousand Dollars ($1,000.00).

VII

The name and post office address of the incorporator is as follows:

Richard W. Huffman
1810 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

24-960

T49, 306

ARTICLE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
VICOM, INCORPORATED

We the undersigned, respectfully the president and secretary of Vicom, Incorporated, a Minnesota corporation do hereby certify that at a special meeting of the stockholders and directors, duly called and held at the company offices in the City of Edina, Minnesota, October 7, 1978, at which meeting were present all stockholders of the corporation represented either in person or by proxy, resolution was unanimously adopted as provided in Minnesota Statutes sec. 301.37, subdivision 3 of said statutes, amending Article V of the Articles of Incorporation to read as follows:

The total authorized number of shares which the corporation shall have authority to issue is Five Hundred Thousand(500,000) common shares, each having a par value of One Dollar ($1.00), amounting in the aggregate to Five Hundred Thousand Dollars ($500,000.00). The Board of Directors shall have authority to accept and reject subscriptions for and to allot shares. Voting by shareholders shall not be cumulative.

231750

In witness whereof we have subscribed our names and caused the corporate seal of Vicom, Incorporated to be affixed, this seventh day of October, 1978.

Secretary and a stockholder

Stockholder

Stockholder

President

T49, 307

Douglass D. Sause and Sherman Bell being first duly sworn, under oath depose and say:

That they are respectively the secretary and president of VICOM, INCORPORATED, the corporation named in the foregoing certificate;

That said certificate contains a true statement of the action of the stockholders of said corporation taken at a special joint meeting of directors and stockholders duly called and held as aforesaid;

That the seal affixed is the corporate seal of said corporation;

That said certificate is executed on behalf of said corporation by its express authority and they further acknowledge the same to be their free act and deed and the free act and deed of said corporation.

Sherman Bell, President

Douglass D. Sause, Secretary

STATE OF MINNESOTA }
COUNTY OF HENNEPIN }

On this 22nd day of December, 1978, before me, a Notary Public within and for said County, personally appeared Sherman Bell and Douglass D. Sause, to me known to be the persons named in the foregoing deposition and who executed the foregoing, and they acknowledged that the facts stated therein are true and that they executed the same as their free act and deed and the free act and deed of the corporation.

SHARON HARMON MUIR
Notary Public, Hennepin County, Minn.
My Commission Expires Oct. 4, 1980.

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 2 day of Jan A. D. 1979 at 4:30 o'clock P.M., and was duly recorded in Book T49 of Incorporations, on page 306

Joan Anderson Growe
Secretary of State

2Q-960

CERTIFICATE OF CHANGE OF REGISTERED OFFICE

R-57

by

Vicom, Incorporated
(name of corporation)

Pursuant to Minnesota Statutes Section 301.33 or 317.19, the undersigned, Sherman Bell and Doug Sause (name), hereby certifies that the Board of Directors of Vicom, Incorporated (name of corporation), a Minnesota corporation, has resolved to change the corporation's registered office from:

(no. & street)	(city)	(county)	(zip)
3501 Lyndale Avenue South	Minneapolis	Hennepin	55408

to

(no. & street)	(city)	(county)	(zip)
9713 Valley View Road	Eden Prairie	Hennepin	55344

The effective date of the change will be the 1st day of October 19 79 or the day of filing of this certificate with the Secretary of State, whichever is later.

Signed [signature] President (title)

DATED June 29, 1982

SIGNED [signature]
Secretary (title or office)

For Use By Secretary of State - Receipt Number

631230

For Use By Secretary of State - File Data

STATE OF MINNESOTA

office on the 22 day of July

A. D. 19 82

PLEASE READ DIRECTIONS ON REVERSE SIDE BEFORE COMPLETING

G-60, [illegible]

ELECTION TO BECOME GOVERNED BY CHAPTER 302A

VICOM, INCORPORATED

The undersigned, President and Secretary, of VICOM, Incorporated, a corporation subject to the provisions of Minnesota Statutes, Chapter 301, does hereby certify that the resolutions as hereinafter set forth were duly adopted at a meeting of the shareholders of said Corporation held at 9713 Valley View Road, Eden Prairie, Minnesota on September '2, 1983, notice of the time and place of such meeting and the proposals to be considered at such meeting having been waived by each shareholder entitled to vote thereon by shareholders owning all of the voting power of said Corporation:

> RESOLVED, that VICOM, Incorporated, a Corporation subject to the provisions of Chapter 301 of Minnesota Statutes, hereby elects to be governed by the provisions of Minnesota Statutes Chapter 302A (the "Act") and accepts all of the duties and responsibilities set forth therein.
>
> RESOLVED FURTHER, that this Corporation shall enact and hereby does enact the Restated Articles of Incorporation (the" Restated Articles") in the form attached hereto as Exhibit A to conform to the requirements of the Act, which Restated Articles supersede in their entirety the Articles of Incorporation of the Corporation dated September 10, 1975, and all amendments thereto.
>
> RESOLVED FURTHER, that the President of this Corporation is authorized and directed to take such other action as shall be necessary or appropriate to carry out the purpose of the foregoing resolutions.

(NO SEAL)

Sherman Bell, President

Attest:

Sheldon R. Stroats, Secretary

631140

G-60, 1:1

STATE OF MINNESOTA)
) SS.
COUNTY OF HENNEPIN)

The foregoing instrument was acknowledged before me this 12th day of September, 1983 by Sherman Bell, the President of VICOM, Incorporated.

Notary Public

LINDA J. BIERLEN
NOTARY PUBLIC - MINNESOTA
HENNEPIN COUNTY

STATE OF MINNESOTA)
) SS.
COUNTY OF)

The foregoing instrument was acknowledged before me this 12th day of September, 1983 by Sheldon R. Strouts, the Secretary of VICOM, Incorporated.

Notary Public

LINDA J. BIERLEN
NOTARY PUBLIC - MINNESOTA
HENNEPIN COUNTY

G-60, 1[illegible]

RESTATED

ARTICLES OF INCORPORATION

OF

VICOM, INCORPORATED

VICOM, Incorporated, having elected to be governed by Minnesota Statutes, Chapter 302A, hereby adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I

Name: The name of this Corporation shall be VICOM, Incorporated.

ARTICLE II

Registered Office: The address of the Corporation's registered office is Eden Prairie, Minnesota.

ARTICLE III

Authorized Shares: The authorized capital stock of this Corporation shall consist of Fifty Million (50,000,000) shares, which shares shall be without par value; provided, however, that such shares shall have a par value of one cent per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation.

3.1 The Board of Directors may, from time to time, establish by resolution, different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

3.2 The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

3.3 Each share of this Corporation's Common Stock issued and outstanding as of the date of these Restated Articles, other than treasury shares, shall be reclassified as and changed into 22.33332 fully paid and non-assessable shares of Common Stock without par value, which shall be included in the 50,000,000 shares herein authorized.

G-60,

ARTICLE IV

Certain Shareholder Rights: Shareholders shall have no preemptive rights to purchase, subscribe for or otherwise acquire any new or additional securities of the Corporation. No shareholder shall be entitled to any cumulative voting rights. The shareholders shall take action by the affirmative vote of the holders of a majority of the voting power of all voting shares, except where a larger proportion is required by law.

ARTICLE V

Written Action by Board: An action required or permitted to be taken by the Board of Directors of this Corporation may be taken by written action signed by the number of directors that would be required to take the same action at a meeting of the Board at which all directors are present, except as to those matters requiring shareholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.

ARTICLE VI

Amendment: The foregoing shall constitute a restatement of the Articles of this Corporation in their entirety and in all respects supersede the original Articles of Incorporation of this Corporation and all amendments thereto.

THIS INSTRUMENT DRAFTED BY:

Avron L. Gordon, Esq.
Briggs and Morgan
2400 IDS Center
Minneapolis, Minnesota 55402

G-60,

H-63, 868

State of Minnesota
Office of the Secretary of State

See instructions on reverse side for completing this form.

CERTIFICATE OF CHANGE OF REGISTERED OFFICE

2Q-0160

by

Name of Corporation: VICOM, Incorporated

Pursuant to Minnesota Statutes Section 301.33, 302A.123, or 317.18, the undersigned hereby certifies that the Board of Directors of the above named Minnesota corporation has resolved to change the corporation's registered office:

FROM	Address (No. & Street)				
	City	Eden Prairie	County: Hennepin	MN	Zip
TO	Address (No. & Street)	9713 Valley View Road			
	City	Eden Prairie	County: Hennepin	MN	Zip: 55344

The effective date of the change will be the 26 day of November, 1984 or the day of filing of this certificate with the Secretary of State, whichever is later.

Name of Officer or Other Authorized Agent of Corporation	Signature
Sheldon Strouts	[signature]
Title or Office	**Date**
Secretary	12-3-84

REQUIRED FOR 302A CORPORATIONS ONLY

STATE OF MINNESOTA
County of Hennepin ss.
The foregoing instrument was acknowledged before me this 3rd day of December, 1984.

[signature]
Notary Public

Do not write below this line. For Secretary of State's use only.

Receipt Number	File Date
765183	STATE OF MINNESOTA DEPARTMENT OF STATE I hereby certify that the within instrument was filed for record in this office on the 6 day of Dec A. D. 1984 at 8:30 o'clock A.M., and was duly recorded in Book H-63 of Incorporations, on page 868 [signature] Secretary of State

SC-00014-04

20960

State of Minnesota
Office of the Secretary of State

MODIFICATION OF STATUTORY REQUIREMENTS OR AMENDMENT OF ARTICLES

See instructions at bottom of page for completing this form.

29

Corporate Name: Vicom, Incorporated.	
Date of Adoption of Amendments/Modifications: April 25, 1986	Effective Date, if any, of Amendments/Modifications*: April 22, 1986
Amendments/Modifications Approved by Corporate: ☒ Shareholders ☐ Incorporators ☐ Directors	

Pursuant to the provisions of Minnesota Statutes, Sections 302A.133 and 302A.135, the following amendments of articles or modifications to the statutory requirements regulating the above corporation were adopted: (Insert full text of newly amended or modified article(s), indicating which article(s) is(are) being amended or added. If the full text of the amendment will not fit into the space provided, please do not use this form. Instead, retype the amendment on a separate sheet or sheets, using this format.)

ARTICLE IV

Certain Shareholder Rights: Shareholders shall have no preemptive rights to purchase, subscribe for or otherwise acquire any new or additional securities of the Corporation. No shareholder shall be entitled to any cumulative voting rights. Shareholders will take action by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote, except where the restated articles of Incorporation or the Minnesota Business Corporation Act requires a larger proportion or number

*Note: Effective date may be any date within 30 days after the filing date. If no date is specified, the effective date is the filing date.

I swear that the foregoing is true and accurate and that I have the authority to sign this document on behalf of the corporation.

Signed: [signature]

Position: President

STATE OF MINNESOTA
County of ______) ss

(Notarial Seal) STEVEN M. BELL NOTARY PUBLIC — MINNESOTA My commission expires 11-25-91

The foregoing instrument was acknowledged before me on this 28TH day of May, 1986.

[signature]
(Notary Public)

930934

INSTRUCTIONS

1. Type or print with dark black ink.
2. Filing Fee: $15.00.
3. Make check for the filing fee payable to the Secretary of State.
4. Mail or bring completed form to:
   Secretary of State
   Corporation Division
   180 State Office Building
   St. Paul, MN 55155
   (612) 296-2803

SC-00175-01

FOR USE BY SECRETARY OF STATE

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

JUN 2 1986

[signature]
Secretary of State

2A-960

OFFICE OF THE SECRETARY OF STATE

MODIFICATION OF STATUTORY REQUIREMENTS OR AMENDMENTS OF ARTICLES OF INCORPORATION

3961

▶ READ INSTRUCTIONS AT BOTTOM OF PAGE BEFORE COMPLETING THIS FORM

CORPORATE NAME Vicom, Incorporated	
DATE OF ADOPTION OF AMENDMENTS/MODIFICATION May 12, 1987	EFFECTIVE DATE(S), IF ANY, OF AMENDMENTS/MODIFICATIONS*
AMENDMENTS/MODIFICATION APPROVED BY CORPORATE: X SHAREHOLDERS ☐ DIRECTORS ☐ INCORPORATORS	
YOU MUST CONSULT TO MINNESOTA STATUTES, SECTIONS 302A.133 AND 302A.135, TO DETERMINE WHO SHALL APPROVE AMENDMENTS/MODIFICATIONS.	

The following amendments of articles or modifications to the statutory requirements regulating the above corporation were adopted: (Insert full text of newly amended or modified article(s), indicating which article(s) is(are) being amended or added. If the full text of the amendment will not fit in the space provided, please do not use this form. Instead, retype the amendment on a separate sheet or sheets using this format.)

ARTICLE VII

"A Director's personal liability to this corporation or its shareholders for monetary damages for breach of fiduciary duty shall be eliminated except that this article shall not eliminate or limit the liability of a Director:

(a) for any breach of the director's duty of loyalty to the corporation or its shareholders;
(b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
(c) under section 302A.559 or 80A.23;
(d) for any transaction from which the director derived an improper personal benefit; or
(e) for any act or omission occuring prior to the date when the provision in the articles eliminating or limiting liability becomes effective."

046710

*Note: Effective date may be any date within 30 days after the filing date. If no date is specified, the effective date is the date filed.

I swear that the foregoing is true and accurate and that I have the authority to sign this document on behalf of the corporation.

STATE OF MINNESOTA
County of Hennepin } SS.

Signed: [signature]
Position: SVP

The foregoing instrument was acknowledged before me this 18 day of May 1987.

Notarial Seal

[signature]
(Notary Public)

▶ INSTRUCTIONS

1. TYPE OR PRINT USING DARK INK.
2. FILING FEE: $15.00.
3. MAKE FILING FEE PAYABLE TO THE SECRETARY OF STATE.
4. MAIL OR BRING COMPLETE FORM TO:
SECRETARY OF STATE
CORPORATION DIVISION
180 STATE OFFICE BUILDING
ST. PAUL, MN 55101
(612) 296-2803

SC-00175 02 (2/86)

FOR USE BY SECRETARY OF STATE

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

MAY 22 1987

[signature]
Secretary of State

State of Minnesota
Office of the Secretary of State

[--- 4797

2Q-960

Notice of Change of Registered Office — Registered Agent or Both by

Name of Corporation	VICOM INCORPORATED

Pursuant to Minnesota Statutes, Section 302A.123, 303.10, 317.19, 317A.123 or 308A.025 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation's registered office and/or agent to:

Agent's Name	If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE CORPORATE NAME NONE			
Address (No. & Street)	(You may not list a P.O. Box, but you may list a rural route and box number.) 7570 MARKET PLACE DRIVE			
	City EDEN PRAIRIE	County HENNEPIN	MN	Zip 55344
Mailing Address	(If different than address above — P.O. Box is acceptable)			
	City	County	MN	Zip

The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes, Section 302A.011, Subd. 3., 303.02, Subd. 5, 317.02 Subd. 13., 317A.01 Subd. 2.

This change is effective on the day it is filed with the Secretary of State, unless you indicate another date no later than 30 days after filing with the Secretary of State, in this box:

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.

Name of Officer or Other Authorized Agent of Corporation (Please Print) STEVEN M. BELL	Signature S Bell
Title or Office GENERAL COUNSEL/V.P. OF ADMINISTRATION	Date MARCH 20, 1990

Do not write below this line. For Secretary of State's use only.

Receipt Number	File Date
423590	STATE OF MINNESOTA DEPARTMENT OF STATE FILED MAR 21 1990 F Joan Anderson Growe Secretary of State

Filing Fee: $35.00

Return to: Business Services Division
Office of the Secretary of State
180 State Office Building
St. Paul, MN 55155
(612) 296-2803

Make checks payable to: Secretary of State

SC-00014-06

2Q-960

STATE OF MINNESOTA
SECRETARY OF STATE
NOTICE OF CHANGE OF REGISTERED OFFICE/
REGISTERED AGENT

#5 1206

Please read the instructions on the back before completing this form.

1. Corporate Name:

VICOM, INC.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

Street	City	State	Zip Code
9449 Science Center Dr.	New Hope, MN	MN	55428

3. Registered Agent (Registered agents are required for foreign corporations but optional for Minnesota corporations):

NONE

If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE CORPORATE NAME.

In compliance with *Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123* or *322B.135* I certify that the above listed company has resolved to change the company's registered office and/or agent as listed above.

I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in *Minnesota Statutes Section 609.48* as if I had signed this certificate under oath.

[signature]

Signature of Authorized Person

Name and Telephone Number of a Contact Person: Steven Ball (612) 504-3000
please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State

Return to: Minnesota Secretary of State
180 State Office Bldg.
100 Constitution Ave.
St. Paul, MN 55155-1299
(612)296-2803

Office Use Only

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JUN 03 1997
[signature]
Secretary of State

M

00030075 Rev. 5/96

043294

AR 6/3/97

2Q-960

DC- CN - eff 7/16/04
C 5-100,000,000

9633070004

MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. **Type or print in black ink.**
2. **There is a $35.00 fee** payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

VICOM, Incorporated

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

07/16/2004

Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 2.)

ARTICLE I

The name of this Corporation shall be Multiband Corporation. L

This amendment has been approved pursuant to *Minnesota Statutes chapter 302A or 317A*. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person: Steven Bell (763) 504-3051

Please print legibly

If you have any questions please contact the Secretary of State's office at **(651)296-2803**.

RETURN TO: Secretary of State, Business Services Division
180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd
St. Paul, MN 55155-1299. (651)296-2803
Make Check Payable to the "Secretary of State". Your cancelled Check is your receipt.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Sevice at 1-800-627-3529 and ask them to place a call to (651)296-2803.

bus4 Rev. 3-03

Corp holder RN 906536-2

MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

ARTICLE III

Authorized Shares: The authorized capital stock of this Corporation shall consist of One Hundred Million (100,000,000) shares, which shares shall be without par value; provided, however, that such shares have a par value of one cent per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation.

3.1 The Board of Directors may, from time to time, establish by resolution, different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

3.2 The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversion of its outstanding shares.

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

JUL 06 2004

Secretary of State

2Q-960

DC CO

9877040002

STATE OF MINNESOTA
SECRETARY OF STATE
CONSENT TO THE USE OF A NAME

Please type or print in dark black ink for archival purposes.

Please complete this side if this office has a name already on file that is similar to the name you wish to register. If you are unable to locate the holder of the name already on file, see the reverse side of this form. **Submit this form to the office along with the original filing or amendment you wish to record.**

1. Name You Wish to Register: MULT. Bond

2. Name Already on File: MULT-BOND Corporation

Address: 9449 Science Center Dr. New Hope, MN 55428
(street) (city) (state) (zip)

PLEASE HAVE THIS PORTION COMPLETED BY THE HOLDER OF THE NAME ALREADY ON FILE:

I grant consent to register the name listed on line 1 to: Corporate Technologies USA Inc.
(list name of person or entity registering new name)

located at 9449 Science Center Dr. New Hope, MN 55428
(street) (city) (state) (zip)

(Check one) X unconditionally.
____ with the following conditions:*

*NOTE: Conditions must be privately enforced.

I certify that I am authorized to sign this consent and I further certify that I understand that by signing this consent I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this consent under oath.

Signed: [signature]

Position: Pres. Daytime Phone: 763-504-3057

INSTRUCTIONS

1. Complete one form for each name already on file.
2. Filing fee: $35.00 per form.
3. Make check payable to the Secretary of State. Your cancelled check is your receipt.
4. Mail or bring the completed forms to:
   Secretary of State
   Business Services Division
   180 State Office Bldg.
   100 Rev. Dr. Martin Luther King Jr. Blvd.
   St. Paul, MN 55155-1299
   (651)296-2803

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JUL 27 2004
[signature]
Secretary of State

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Sevice at 1-800-627- 3529 and ask them to place a call to (651)296-2803.

2Q.960 DC CO

11734510002

STATE OF MINNESOTA
SECRETARY OF STATE
CONSENT TO THE USE OF A NAME

Please type or print in dark black ink for archival purposes.

Please complete this side if this office has a name already on file that is similar to the name you wish to register. If you are unable to locate the holder of the name already on file, see the reverse side of this form. **Submit this form to the office along with the original filing or amendment you wish to record.**

1. Name You Wish to Register: Multiband

2. Name Already on File: Multiband Corporation

Address: 9449 Science Center Drive (street) New Hope, Mn. (city) (state) 55428 (zip)

PLEASE HAVE THIS PORTION COMPLETED BY THE HOLDER OF THE NAME ALREADY ON FILE:

I grant consent to register the name listed on line 1 to: Rainbow Satellite Group,LLC (list name of person or entity registering new name)

located at 9449 Science Center Drive (street) New Hope, Mn. (city) (state) 55428 (zip)

(Check one) X unconditionally.
____ with the following conditions:*

*NOTE: Conditions must be privately enforced.

I certify that I am authorized to sign this consent and I further certify that I understand that by signing this consent I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this consent under oath.

Signed: [signature] Steven Bell

Position: President Multiband Corporation Daytime Phone: 763-504-3000

INSTRUCTIONS

1. Complete one form for each name already on file.
2. Filing fee: $35.00 per form.
3. Make check payable to the Secretary of State. Your cancelled check is your receipt.
4. Mail or bring the completed forms to:
   Secretary of State
   Business Services Division
   180 State Office Bldg.
   100 Rev. Dr. Martin Luther King Jr. Blvd.
   St. Paul, MN 55155-1299
   (651)296-2803

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JAN - 6 2005
[signature]
Secretary of State

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

JQ-9460

DC CO

13263160002

STATE OF MINNESOTA
SECRETARY OF STATE
CONSENT TO THE USE OF A NAME

Please type or print in dark black ink for archival purposes.

Please complete this side if this office has a name already on file that is similar to the name you wish to register. If you are unable to locate the holder of the name already on file, see the reverse side of this form. **Submit this form to the office along with the original filing or amendment you wish to record.**

1. Name You Wish to Register: Multiband Subscriber Services, Inc.

2. Name Already on File: C Multiband Corporation

Address: 9449 Science Center Drive, (street) New Hope (city) Mn. (state) 55428 (zip)

PLEASE HAVE THIS PORTION COMPLETED BY THE HOLDER OF THE NAME ALREADY ON FILE:

I grant consent to register the name listed on line 1 to: Multiband Subscriber Services, Inc.
(list name of person or entity registering new name)

located at 9449 Science Center Drive, New Hope, Mn. 55428
(street) (city) (state) (zip)

(Check one) X unconditionally.
____ with the following conditions:*

*NOTE: Conditions must be privately enforced.

I certify that I am authorized to sign this consent and I further certify that I understand that by signing this consent I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this consent under oath.

Signed: [signature] CFO

Position: CHIEF FINANCIAL OFFICER Daytime Phone: 763.504.3051

INSTRUCTIONS

1. Complete one form for each name already on file.
2. Filing fee: $35.00 per form.
3. Make check payable to the Secretary of State. Your cancelled check is your receipt.
4. Mail or bring the completed forms to:
   Secretary of State
   Business Services Division
   180 State Office Bldg.
   100 Rev. Dr. Martin Luther King Jr. Blvd.
   St. Paul, MN 55155-1299
   (651)296-2803

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
APR 20 2005
[signature]
Secretary of State

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

2Q-960 DC CS

24495570002

MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. **Type or print in black ink.**
2. **There is a $35.00 fee** payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Multiband Corporation

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

08/07/2007
Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 3.)

ARTICLE III

See attached

This amendment has been approved pursuant to *Minnesota Statutes chapter 302A or 317A*. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person: Steven Bell (763) 504-3051
Please print legibly

If you have any questions please contact the Secretary of State's office at **(651)296-2803.**

RETURN TO: Secretary of State, Business Services Division
180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd
St. Paul, MN 55155-1299, (651)296-2803
Make Check Payable to the "Secretary of State". Your cancelled Check is your receipt.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

bus4 Rev. 3-03

Articles of Amendment
To
Articles of Incorporation
Of
Multiband Corporation

Pursuant to Minnesota Statutes, Section 302A. 402, Subd. 3(b) and Section 302A.139

Multiband Corporation, a Minnesota corporation (the "Corporation"), certifie s to the Minnesota Secretary of State as follows:

1. Under the Corporation's current Articles o f Incorporation, the Corporation's authorized stock consists of one-hundred million (100,000,000) shares of capital stock, without par value. The Corporation presently has approximately 35,598,714 shares of Common Stock issued and outstanding and an aggregate of approximately 25,106,092 shares of Common Stock reserved for the future issuance under the Corporation's st ock plans, for Preferred Stock and investor notes convertible into Common Stock and for outstanding warrants to purchase the Corporation's Common Stock shares. The Corporation presently has no shares of Undesignated Preferred Stock issued and outstanding.

2. On July 18, 2007 the Board of Directors of the Corporation, acting pursuant to Minnesota Statutes, Section 302A.402, authorized and declared a 1-for-5 reverse stock split of the Corporation's outstanding Common Stock. Following such stock split, the Corporation would have approximately 7,119,742 shares of Common Stock issued and outstanding and an aggregate of approximately 5,021,218 shares of Common Stock reserved for future issuance under the Corporation's stock plans, for Preferred Stock and investor notes convertible into Common Stock and for outstanding warrants to purchase the Corporation's Common Stock shares, or a total of 12,140,960 Common Shares issued and outstanding and reserved for future issuance.

3. Minnesota Statutes, Section 302A.402, Subd. 3(a) provides that in effecting a share division under that subsection, the board of directors of a corporation may amend the corporation's articles of incorporation to increase or decrease the number of authorized shares. The Board of Directors of the Corporation has determined that in implementing the stock split referred to in Paragraph 2 above, it is in the best interests of the Corporation and its shareholders to decrease the Corporation's authorized Common Stock by amending the Corporation's Articles of Incorporation in the manner hereinafter set forth.

4. Pursuant to Minnesota Statutes, Section 302A.402, Subd. 3(b), the Corporation hereby certifies that:

(a) The amendment set forth below will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series of the Corporation.

(b) The amendment set forth below will not result in the percentage of authorized shares of any class or series that remains unissued after the stock split referred to above exceeding the percentage of authorized shares of that class or series that were unissued before such stock split.

5. Pursuant to Minnesota Statutes, Section 302.139, the Corporation states that the name of the Corporation is Multiband Corporation; that the amendment set forth below has been adopted pursuant to Minnesota Statutes, Chapter 302A and, more specifically has been adopted by the Board of Directors of the Corporation acting alone pursuant to Minnesota Statutes, Section 302A.402, Subd. 3; and that the amendment adopted is as follows:

Article III of the Corporation's Articles of Incorporation is hereby amended to read in its entirety as follows:

Authorized Shares: The authorized capital stock of this Corporation shall consist of Twenty Million (20,000,000) shares, which shares shall be without par value; provided, however, that such shares have a par value of one cent per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation.

3.1 The Board of Directors may, from time to time, establish by resolution, different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

3.2 The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversion of its outstanding shares.

6. These Articles of Amendment shall become effective at 8:00 a.m. CDT on August 7, 2007.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by the officer named below on July 27, 2007.

MULTIBAND CORPORATION

By: [signature]

Steven Bell
Secretary

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JUL 27 2007
Mark Ritchie
Secretary of State

2Q-960

State of Minnesota

SECRETARY OF STATE

Certificate of Exchange

I, Mark Ritchie, Secretary of State of Minnesota, certify that an Agreement and Plan of Exchange between the following corporations has been approved pursuant to the procedures required in the chapter indicated. The Agreement and Plan of Exchange was filed in this office in this date. An exchange of stock has been accomplished as described on the effective date listed below.

Exchange Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Incorporation and Name of Exchanging Corporations:

MN: MULTIBAND CORPORATION

MI: MICHIGAN MICROTECH, INC.

State of Formation and Name of Acquiring Corporation:

MN: MULTIBAND CORPORATION

Effective Date of Exchange: February 13, 2008

Name of Acquiring Corporation After Effective Date of Exchange:

MULTIBAND CORPORATION

This certificate has been issued on: February 13, 2008

THE GREAT SEAL OF THE STATE OF MINNESOTA 1858 L'ETOILE DU NORD

Mark Ritchie

Secretary of State.

2Q-960 DC OF Exchange

27192420002

PLAN OF EXCHANGE

THIS PLAN OF EXCHANGE is made and adopted as of the 13th day of February, 2008 (the "Exchange"), by Multiband Corporation, a Minnesota corporation ("Multiband"), for the purpose of setting out the time and manner in which the exchange of stock shares between Multiband and Michigan Microtech, Inc. ("MMT") sometime referred to together as the "Constituent Corporations") will be effected.

SECTION 1: **TERMS AND CONDITIONS**

The terms and conditions of the Exchange, and the mode of carrying it into effect, are as follows:

a) Address of Constituent Corporations. The address of Multiband is 9449 Science Center Drive, New Hope, Minnesota 55428. The address of MMT is 2185 East Remus Road, Mt. Pleasant, Michigan 48858.

b) Effective Time. The Exchange shall become effective upon the filing of this Plan of Exchange with the Secretary of State of the State of Minnesota pursuant to Minnesota Statutes, section 302A.611 and any other applicable provisions of the Minnesota Business Corporation Act, and such other documents as may be required by applicable law and the payment of all fees therefor, and the issuance by the Secretary of State of the State of Minnesota of a certificate of exchange in respect of the Exchange. The time when the Exchange shall become effective is referred to in this Plan as the "Effective Time."

c) Effect of Exchange. Subsequent to the Effective Time of the Exchange, the Articles and By-Laws of the Consitutent Corporations shall remain the same. Multiband will then own 51% of the outstanding common shares of MMT.

d) Rights of Constituent Corporations. From and after the Effective Time, all the rights, privileges, powers and franchises, public or private, of each of the Constituent Corporations, all property, real, personal and mixed of each of the Constituent Corporations, and all debts due to any of the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action, and all and every other interest of or belonging to or due each of the Constituent Corporations, shall remain the same.

SECTION 2: **MANNER AND BASIS OF THE EXCHANGE**

The manner and basis of effecting the Exchange with respect to shares and certificates of the Constituent Corporations shall be as follows:

e) Shares Exchanged. At the Effective Time, Multiband shall exchange a Promissory Note in the amount of two million, two hundred and forty-six thousand dollars and one million four hundred ninety thousand shares of Multiband common stock, no par value, for one million twenty thousand shares of MMT common stock, no par value.

IN WITNESS WHEREOF, Multiband and MMT have caused this Plan to be executed by their duly authorized officers as of the day and year first above written.

MULTIBAND

By: ______________________
Its Chief Financial Officer

MMT

By: ______________________
Its Vice President

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

FEB 13 2008

Mark Ritchie
Secretary of State

2Q-960 DG-AM

36315170004

STATE OF MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ THE INSTRUCTIONS BEFORE COMPLETING THIS FORM

1. **Type or print in black ink.**
2. **There is a $35.00 fee** payable to the MN Secretary of State.
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Multiband Corporation

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days **after** filing with the Secretary of State.

12/29/09

Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 1 .)

ARTICLE III

The authorized capital stock of this Corporation shall consist of One Hundred Million shares, (100,000,000), which shares shall be without par value; provided, however, that such shares shall have a par value of one cent per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation. 3.1 The Board of Directors may, from time to time, establish by resolution, different classes or series of shares and may fix the rights and preferences of said shares in any class or series. 3.2 The Board shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversion.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

CEO

(Signature of Authorized Person)

Name and telephone number of contact person: Steven Bell 763-504-3000

Please print legibly — Phone Number

FILE IN-PERSON OR MAIL TO:

Minnesota Secretary of State - Business Services
Retirement Systems of Minnesota Building
60 Empire Drive, Suite 100
St Paul, MN 55103
(Staffed 8:00 - 4:00, Monday - Friday, excluding holidays)

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
DEC 28 2009
Mark Ritchie
Secretary of State

To obtain a copy of a form you can go to our web site at www.sos.state.mn.us , or contact us between 8:00am to 4:30pm, Monday through Friday at (651) 296-2803 or toll free 1-877-551-6767.

All of the information on this form is public. Minnesota law requires certain information to be provided for this type of filing. If that information is not included, your document may be returned unfiled. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651) 296-2803/voice. For a TTY/TTD (deaf and hard of hearing) communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803. The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance or political opinions or affiliations in employment or the provision of service.